                                                                                Exhibit (ii)
                                                                                Page 1 of 2
                                                                                ------------


                        Subsidiaries of the Registrant
                        ------------------------------

The Registrant, Pitney Bowes Credit Corporation, a Delaware corporation, is a subsidiary of Pitney Bowes Inc.

The following are subsidiaries of the Registrant as of December 31, 1995:


                                                                                Country or State
Company Name                                                                    of Incorporation
-------------------------------------------------------------------------       ----------------
Atlantic Mortgage & Investment Corporation (AMIC)                               Florida
     RE Properties Management Corporation  (Subsidiary of AMIC)                 Delaware
Colonial Pacific Leasing Corporation (CPLC)                                     Massachusetts
Financial Structures Limited                                                    Bermuda
FSL Valuation Services Inc.                                                     Connecticut
PB CFSC I Inc.                                                                  US Virgin Islands
PB Funding Corporation                                                          Delaware
PB Global Holdings Inc.                                                         Connecticut
     PBA Foreign Sales Corporation
                        (Subsidiary of PB Global Holdings Inc.)                 Barbados
PB Global Holdings II Inc.                                                      Connecticut
     Tower FSC Ltd.    (Subsidiary of PB Global Holdings II Inc.)               Bermuda
PB Global Holdings III Inc.                                                     Connecticut
     PB Nikko FSC Ltd. (Subsidiary of PB Global Holdings III Inc.)              Bermuda
     PB Global Holdings IV Inc.                                                 Connecticut
     PB Nihon FSC Ltd. (Subsidiary of PB Global Holdings IV Inc.)               Bermuda
PB Leasing Services Inc.                                                        Nevada
PBL Holdings Inc.                                                               Nevada
Pitney Bowes Insurance Agency, Inc.                                             Connecticut
Pitney Bowes Real Estate Financing Corporation (PREFCO)                         Delaware
     PREFCO I Inc.                             (Subsidiary of PREFCO)           Delaware
     PREFCO I LP Inc.                          (Subsidiary of PREFCO)           Delaware
     PREFCO II Inc.                            (Subsidiary of PREFCO)           Delaware
     PREFCO II LP Inc.                         (Subsidiary of PREFCO)           Delaware
     PREFCO III Inc.                           (Subsidiary of PREFCO)           Delaware
     PREFCO III LP Inc.                        (Subsidiary of PREFCO)           Delaware
     PREFCO IV Inc.                            (Subsidiary of PREFCO)           Delaware
     PREFCO IV LP Inc.                         (Subsidiary of PREFCO)           Delaware
     PREFCO V Inc.                             (Subsidiary of PREFCO)           Delaware
     PREFCO V LP Inc.                          (Subsidiary of PREFCO)           Delaware
     PREFCO VI Inc.                            (Subsidiary of PREFCO)           Delaware
     PREFCO VI LP Inc.                         (Subsidiary of PREFCO)           Delaware
     PREFCO VII Inc.                           (Subsidiary of PREFCO)           Delaware
     PREFCO VII LP Inc.                        (Subsidiary of PREFCO)           Delaware
     PREFCO VIII Inc.                          (Subsidiary of PREFCO)           Delaware



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

                                                                                Exhibit (ii)
                                                                                Page 2 of 2
                                                                                ------------

                                                                                Country or State
     Company Name                                                               of Incorporation
------------------------------------------------------------------------------  ----------------
     PREFCO VIII LP Inc.                       (Subsidiary of PREFCO)           Delaware
     PREFCO IX Inc.                            (Subsidiary of PREFCO)           Delaware
     PREFCO IX LP Inc.                         (Subsidiary of PREFCO)           Delaware
     PREFCO X Inc.                             (Subsidiary of PREFCO)           Delaware
     PREFCO X LP Inc.                          (Subsidiary of PREFCO)           Delaware
     PREFCO XI Inc.                            (Subsidiary of PREFCO)           Delaware
     PREFCO XI LP Inc.                         (Subsidiary of PREFCO)           Delaware
     PREFCO XII Inc.                           (Subsidiary of PREFCO)           Delaware
     PREFCO XII LP Inc.                        (Subsidiary of PREFCO)           Delaware
     PREFCO XIII Inc.                          (Subsidiary of PREFCO)           Delaware
     PREFCO XIII LP Inc.                       (Subsidiary of PREFCO)           Delaware
     PREFCO XIV Inc.                           (Subsidiary of PREFCO)           Delaware
     PREFCO XIV LP Inc.                        (Subsidiary of PREFCO)           Delaware
     PREFCO XV Inc.                            (Subsidiary of PREFCO)           Delaware
     PREFCO XV LP Inc.                         (Subsidiary of PREFCO)           Delaware
     PREFCO XVI Inc.                           (Subsidiary of PREFCO)           Delaware
       PREFCO - Dayton Community Urban Redevelopment Corporation
                                               (Subsidiary of PREFCO XVI Inc.)  Ohio
     PREFCO XVI LP Inc.                        (Subsidiary of PREFCO)           Delaware
     PREFCO XVII Inc.                          (Subsidiary of PREFCO)           Delaware
     PREFCO XVII LP Inc.                       (Subsidiary of PREFCO)           Delaware
     PREFCO XVIII Inc.                         (Subsidiary of PREFCO)           Delaware
     PREFCO XVIII LP Inc.                      (Subsidiary of PREFCO)           Delaware




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